                                                                   EXHIBIT 99(a)


NEWS RELEASE
---------------AT THE COMPANY---------------
Lynn Afendoulis
Director, Public Affairs
616/364-6161

FOR IMMEDIATE RELEASE
MONDAY, OCTOBER 13, 2003


     UNIVERSAL FOREST PRODUCTS ANNOUNCES RECORD THIRD QUARTER 2003 RESULTS

- Third quarter sales rose 18.4 percent; EPS increased 13.8 percent to $0.66 per diluted share

-    Company increases annual sales target and reaffirms year-end EPS target



GRAND RAPIDS, Mich., October 13, 2003 -- Citing the strengths of the markets it serves, Universal Forest Products, Inc. (Nasdaq: UFPI) today announced record results for the third quarter and the first nine months of the year. The company also reaffirmed its EPS target and increased its sales target for the year.

Net sales for the quarter were $536.3 million, an increase of 18.4% over net sales of $453.0 million in the third quarter of 2002. Net sales for the first nine months of 2003 were $1.44 billion, an 11.1% increase over net sales of $1.30 billion for the same period of 2002.

Diluted earnings per share for the quarter totaled $0.66; representing a 13.8% increase over reported results for the third quarter of 2002. Year-to-date diluted earnings per share were $1.85, an 8.2% increase over reported results for the same period of 2002.

"It was a strong quarter with solid performance from our whole team," said Universal CEO and Vice Chairman William G. Currie. "We are growing our share in all of our four markets, strengthening our balance sheet, meeting customer expectations, and adding shareholder value."

Following are Universal's third-quarter 2003 sales by market:


-    $262.0 million in D-I-Y/retail, up 21.9% from the same period last year;

- $111.5 million in site-built construction, an increase of 25.7% over last year;

- $79.3 million in manufactured housing, a 0.4% decrease compared to last year -- despite a 21% drop in industry shipments for the quarter; and

- $83.4 million in industrial/other, a 19.7% increase over the same period last year.

The company reaffirmed its diluted earnings per share growth target of 7% to 10% for the year. However, due primarily to upward momentum in the lumber market in the third quarter, the company increased its target for annual sales growth to 10% to 12% (up from the previous target of 7% to 10%).

Universal Forest Products will conduct a conference call to discuss information included in this news release and additional matters at 11:00 a.m. EDT on Tuesday, October 14, 2002. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (877) 679-9049 internationally at (952) 556-2803. Use conference call ID #286962. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a web cast at www.ufpi.com. Click on Investor Relations.


Universal Forest Products markets, manufactures, and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. Among the company's newest and fastest-growing ventures are framing and installation

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2



services for the site-built and retail sectors. In conjunction with its customers, Universal uses its engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and decks. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com , or call 888-Buy-UFPI.


Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.




                              HIGHLIGHTS TO FOLLOW

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3

                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                            FOR THE NINE MONTHS ENDED
                               SEPTEMBER 2003/2002


                                                     QUARTER PERIOD                                YEAR TO DATE
------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)       2003                  2002                   2003                     2002
------------------------------------------------------------------------------------------------------------------------------


NET SALES                               $536,278      100%    $452,959     100%    $1,444,360     100%     $1,299,559     100%

COST OF GOODS SOLD                       463,715     86.47     391,294    86.39     1,241,251    85.94      1,117,994    86.03
                                        --------              --------             ----------              ----------

GROSS PROFIT                              72,563     13.53      61,665    13.61       203,109    14.06        181,565    13.97

SELLING, GENERAL AND
   ADMINISTRATIVE  EXPENSES               48,424      9.03      41,148     9.08       135,309     9.37        120,291     9.26

EARNINGS  FROM  OPERATIONS                24,139      4.50      20,517     4.53        67,800     4.69         61,274     4.71

INTEREST EXPENSE                           3,526      0.66       2,542     0.56        11,271     0.78          8,497     0.65
INTEREST REVENUE                              (2)     0.00         (31)   -0.01          (133)   -0.01           (196)   -0.02
GAIN ON SALE OF ASSETS                         -      0.00           -     0.00             -     0.00         (1,082)   -0.08
                                        --------              --------             ----------              ----------
                                           3,524      0.66       2,511     0.55        11,138     0.77          7,219     0.56
                                        --------              --------             ----------              ----------


EARNINGS BEFORE INCOME TAXES
  AND MINORITY INTEREST                   20,615      3.84      18,006     3.98        56,662     3.92         54,055     4.16

INCOME TAXES                               7,715      1.44       6,678     1.47        20,964     1.45         20,051     1.54
                                        --------              --------             ----------              ----------




EARNINGS BEFORE  MINORITY INTEREST        12,900      2.41      11,328     2.50        35,698     2.47         34,004     2.62

MINORITY INTEREST                           (695)    -0.13        (684)   -0.15        (1,831)   -0.13         (1,924)   -0.15
                                        --------              --------             ----------              ----------



NET EARNINGS                            $ 12,205      2.28    $ 10,644     2.35    $   33,867     2.34     $   32,080     2.47
                                        ========              ========             ==========              ==========




EARNINGS PER SHARE - BASIC              $   0.69              $   0.60             $     1.91              $     1.78

EARNINGS PER SHARE - DILUTED            $   0.66              $   0.58             $     1.85              $     1.71



WEIGHTED AVERAGE SHARES
  OUTSTANDING                             17,765                17,845                 17,745                  17,980

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                       18,425                18,427                 18,290                  18,719




SUPPLEMENTAL SALES DATA
                                                       QUARTER PERIOD                              YEAR TO DATE
                                        ----------------------------------------   -------------------------------------------
MARKET CLASSIFICATION                     2003           %       2002         %        2003          %        2002          %
---------------------                     -----          -       -----        -        -----         -        ----          -
DO-IT-YOURSELF/RETAIL                   $ 262,025       48%   $214,975       47%   $   721,659      50%    $  626,394      48%
SITE-BUILT CONSTRUCTION                   111,541       21%     88,731       20%       289,686      20%       245,717      19%
MANUFACTURED HOUSING                       79,306       15%     79,588       18%       206,880      14%       227,990      18%
INDUSTRIAL AND OTHER                       83,406       16%     69,665       15%       226,135      16%       199,458      15%
                                        ---------      ---    --------      ---    -----------     ---     ----------     ---

TOTAL                                   $ 536,278      100%   $452,959      100%   $ 1,444,360     100%    $1,299,559     100%

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4


                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                               SEPTEMBER 2003/2002


-------------------------------------------------------------------------------------------------------------------------
                                                                LIABILITIES AND
ASSETS                               2003         2002          SHAREHOLDERS' EQUITY                2003         2002
-------------------------------------------------------------------------------------------------------------------------


CURRENT ASSETS                                                  CURRENT LIABILITIES
  Cash and cash equivalents        $ 10,747     $ 12,800          Notes payable                    $    645     $  1,494
  Accounts receivable               157,768      149,962          Accounts payable and
  Inventories                       160,955      128,841               accrued liabilities          154,140      126,902
  Other current assets                5,847        3,279          Current portion of long-term
                                                                       debt and capital leases        6,263       18,645
                                   --------      -------
TOTAL CURRENT ASSETS                335,317      294,882
                                                                                                   --------     --------
                                                                TOTAL CURRENT LIABILITIES           161,048      147,041
OTHER ASSETS                          5,679        6,311
INTANGIBLE ASSETS                   131,545      125,097        LONG-TERM DEBT AND CAPITAL
                                                                LEASES, LESS CURRENT PORTION        195,833      185,091
PROPERTY, PLANT                                                 OTHER LIABILITIES                    31,123       24,092
AND EQUIPMENT,  NET                 214,337      191,349
                                   --------      -------
                                                                SHAREHOLDERS' EQUITY                298,874      261,415
                                                                                                   --------     --------



                                                                TOTAL LIABILITIES AND
TOTAL ASSETS                       $686,878      617,639          SHAREHOLDERS' EQUITY             $686,878     $617,639
                                   ========      =======                                           ========     ========

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5


                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                            FOR THE NINE MONTHS ENDED
                               SEPTEMBER 2003/2002


-----------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                        2003           2002
-----------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                        $ 33,867      $ 32,080
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                    18,702        17,235
      Amortization of intangibles                                                      1,519           851
      Deferred income taxes                                                           (1,301)         (246)
      (Gain) Loss on sale or impairment of property, plant and equipment                 918          (152)
      Changes in:
        Accounts receivable                                                          (78,688)      (61,235)
        Inventories                                                                    5,051        (6,020)
        Accounts payable                                                              37,717        28,076
        Accrued liabilities and other                                                 24,463        11,353
                                                                                    --------      --------
          NET CASH FROM OPERATING ACTIVITIES                                          42,248        21,942

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                          (33,349)      (21,136)
Purchases of licensing agreements                                                       (150)       (2,000)
Acquisitions, net of cash received                                                      (787)       (2,519)
Proceeds from sale of property, plant and equipment                                    6,104         3,310
Other                                                                                  3,059           430
                                                                                    --------      --------
          NET CASH FROM INVESTING ACTIVITIES                                         (25,123)      (21,915)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (repayments) borrowings under revolving credit facilities and notes payable      (36,884)       37,004
Repayment of long-term debt                                                           (6,150)       (8,205)
Proceeds from issuance of common stock                                                 1,719           769
Proceeds from sale and servicing of accounts receivable                               25,143             -
Distributions to minority shareholder                                                   (833)         (660)
Dividends paid to shareholders                                                          (798)         (806)
Repurchase of common stock                                                            (2,029)      (38,216)
                                                                                    --------      --------
          NET CASH FROM FINANCING ACTIVITIES                                         (19,832)      (10,114)
                                                                                    --------      --------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                               (2,707)      (10,087)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                           13,454        22,887
                                                                                    --------      --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                            $ 10,747      $ 12,800
                                                                                    ========      ========